UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1 to Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 7, 2007

VISANT CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	333-120386	90-0207604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

357 Main Street
Armonk, New York		10504
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (914) 595-8200

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 of the Current Report on Form 8-K filed by the Registrant on March 7, 2007 is amended to read in its entirety as follows:

Item 2.02               Results of Operations and Financial Condition.

On March 7, 2007, the Registrant issued a press release (the “Original Press Release”) regarding consolidated financial results for the quarter and fiscal year ended December 30, 2006.  Also on March 7, 2007, the Registrant issued a revised version of this press release (the “Revised Press Release”) to correct a typographical heading error contained in the Original Press Release.  An incorrect heading reading “Income from discontinued operations, net” appeared in the chart entitled “Visant Corporation and Subsidiaries-Continuing Operations and Supplemental Data”.  A copy of the Revised Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 of the Current Report on Form 8-K filed by the Registrant on March 7, 2007 is amended to read in its entirety as follows:

Item 9.01               Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

99.1         Press release issued by Visant Corporation dated March 7, 2007 (revised).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

VISANT CORPORATION

Date: March 7, 2007
/s/ Paul B. Carousso
Paul B. Carousso
Vice President, Finance

Exhibit No.	Exhibit
99.1	Press release dated March 7, 2007 (revised).

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